UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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NMS COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Company entered into the following Voting and Standstill Agreements on November 18, 2008.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed sale of the NMS Communications Platforms business by NMS to Dialogic Corporation and the required approval of the transaction by NMS’s stockholders, NMS filed a definitive proxy statement and other relevant documents concerning the transaction with the SEC on October 17, 2008 and mailed the definitive proxy statement to its stockholders on or about October 20, 2008.  Stockholders are urged to read the definitive proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the NMS Communications Platforms business, the proposed name change and the other corporate matters described therein.

Stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NMS through the web site maintained by the SEC at www.sec.gov.  In addition, stockholders will be able to obtain free copies of the proxy statement from NMS by contacting Karen Cameron at 100 Crossing Boulevard, Framingham, MA, 01702 or 508-271-1000.

FORWARD-LOOKING STATEMENTS

The information set forth herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about expected future financial and operating performance, net proceeds received from the sale by NMS Communications Corporation (“NMS”) of its NMS Communications Platforms business to Dialogic Corporation (“Dialogic”), operating expenditures in connection with our restructuring following the sale of the NMS Communications Platforms business to Dialogic, and demand for and performance of our products and growth opportunities.  These statements are based on management’s expectations as of the date of this presentation and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, approval of the proposed sale of the NMS Communications Platforms business to Dialogic by NMS’s stockholders, receipt of required regulatory approvals, closing of the proposed sale within the anticipated timeframe, uncertainty in communications spending, the implementation of NMS’s strategy to focus exclusively on the LiveWire Mobile business, the implementation of NMS’s strategic repositioning and market acceptance of its managed services strategy, the receipt of less proceeds from the proposed sale of the NMS Communications Platforms business than is currently expected, the incurrence of greater restructuring costs than is currently expected, quarterly fluctuations in financial results, NMS’s ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from NMS’s contract manufacturer and product component vendors and other risks.  These and other risks are detailed from time to time in NMS’s filings with the Securities and Exchange Commission (the “SEC”), including NMS’s annual report on Form 10-K for the year ended December 31, 2007.  In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change.  Any reference to our website in this presentation is not intended to incorporate the contents thereof into this presentation or any other public announcement.

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VOTING AND STANDSTILL AGREEMENT

This VOTING AND STANDSTILL AGREEMENT (the “Agreement”), dated as of November 18, 2008, is by and among NMS Communications Corporation, a Delaware corporation (“NMS”), and the individuals and entities listed on Schedule A hereto (each a “Stockholder” and collectively the “Stockholders”).

WHEREAS, the Stockholders own (of record and beneficially) shares of common stock, par value $0.01 per share, of NMS (the “Common Stock”);

WHEREAS, NMS and Dialogic Corporation (“Dialogic”) are parties to an Asset Purchase Agreement dated as of September 12, 2008 (as in effect on the date hereof, the “Purchase Agreement”), pursuant to which, among other things, NMS has agreed to sell to Dialogic NMS’s NMS Communications Platforms business (the “Business”) (the sale of the Business and the other transactions contemplated by the Purchase Agreement are collectively referred to as the “Asset Sale”);

WHEREAS, in connection with the Asset Sale, on or about October 20, 2008, NMS mailed a proxy statement dated as of October 20, 2008 (such proxy statement and all related notices and related material, all as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) and as the same may be amended, modified or supplemented by NMS are collectively referred to as the “Proxy Statement”) to holders of Common Stock which sets forth, among other things, a proposal to adopt and approve the sale of the Business (such proposal and all other proposals set forth in the Proxy Statement as of the date hereof are each a “Proposal” and are collectively the “Proposals”);

WHEREAS, each Stockholder desires to support each Proposal;

WHEREAS, certain other stockholders of NMS (the “Other Stockholders”), who together with the Stockholders have represented to NMS that they beneficially own an aggregate of 14,310,517 shares of the Common Stock, and who are acting independently of the Stockholders, also desire to support each Proposal, and NMS is entering into agreements similar to this Agreement with such other stockholders; and

WHEREAS, in connection with the approval of the Asset Sale, NMS desires to enlarge the Board of Directors of NMS (the “Board”) as provided in Section 2 and resolve all matters among NMS and the Stockholders including those matters at issue in or with respect to the Proposals.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.               Representations.

(a)           Binding Agreement; Authority.  NMS hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by NMS, and is a valid and binding obligation of NMS, enforceable against NMS in accordance with its terms.  Each of the Stockholders represents and warrants that this Agreement has been duly authorized, executed and delivered by such Stockholder, and is a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

(b)           Ownership of Common Stock.  Each of the Stockholders hereby represents and warrants that, as of the date hereof, such Stockholder and such Stockholder’s Affiliates (as such term is hereinafter defined) are the “beneficial owners” (as such term is hereinafter defined) of the shares of Common Stock set forth opposite their respective name on Schedule A hereto (the “Shares”), and that neither such Stockholder nor such Stockholder’s Affiliates beneficially own, or have any rights, options or agreements to acquire or vote, any other shares of Common Stock.

(c)           Defined Terms.  For purposes of this Agreement, the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For purposes of this Agreement, the terms “beneficial owner” and “beneficially own” shall have the same meanings as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act, except that a person shall also be deemed to be the beneficial owner of all shares of Common Stock that such person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional.

Section 2.               Directors.

(a)           Additional Directors.  The Stockholders and NMS agree that, on or before December 10, 2008, the Board will (i) increase the size of the Board to eight (8) members and (ii)(A) appoint one (1) Stockholder Designee to the class of directors whose term shall expire at NMS’s 2009 annual meeting of stockholders (such person is referred to as the “2009 Stockholder Designee”) and (B) appoint one (1) Stockholder Designee to the class of directors whose term shall expire at NMS’s 2010 annual meeting of stockholders (such person is referred to as the “2010 Stockholder Designee”).  At such time as a Stockholder Designee shall become a director of NMS in accordance with the terms of this Agreement, such Stockholder Designee shall agree in writing to be bound by the terms and conditions of NMS’s policies applicable to directors, including, without limitation, NMS’s Code of Conduct, Corporate Governance Guidelines and insider trading policy.  The Stockholders and NMS further agree that the Board will appoint Joel Hughes as Chief Executive Officer of NMS and as a director in the class of directors whose term shall expire at NMS’s 2011 annual meeting of stockholders upon the sooner of (i) January 1, 2009 or (ii) the closing of the Asset Sale.

(b)           Nominations.  At NMS’s 2009 annual meeting of stockholders, NMS agrees to nominate (i) the 2009 Stockholder Designee for election to the class of directors whose term shall expire at NMS’s 2012 annual meeting of stockholders and (ii) the 2010 Stockholder Designee for election to the class of directors whose term shall expire at NMS’s 2010 annual meeting of stockholders, and NMS shall use its reasonable best efforts to cause the election of such persons, each to serve for the term of the applicable class in which they serve and until his or her successor is duly elected and qualified.

(c)           Changes in Composition of Board; Size of Board.  NMS shall accept (i) the resignation of Robert Schechter as a director of the Board, such resignation to be effective as of January 1, 2009 (or sooner at the discretion of such director); and (ii) the resignation of Ronald White as a director of the Board, such resignation to be effective as of January 1, 2009 (or sooner at the discretion of such director).  In addition, NMS shall accept the resignation of one (1) member of the Board, such resignation to be effective as of the later of (A) January 1, 2009 and (B) the appointment of the Additional Independent Director (as such term is hereinafter defined) to the Board.  NMS represents and warrants to the Stockholders that it has received irrevocable written resignations from the two (2) directors required to resign pursuant to the first sentence of this Section 2(c), which resignations provide for the effectiveness thereof in accordance with the terms of this Section 2(c).  In addition, subject to and as promptly as practicable following the effectiveness of the resignations contemplated by this Section 2(c), NMS shall decrease the size of the Board to six (6) members.  NMS shall use commercially reasonable efforts to appoint to the Board prior to February 28, 2009, in addition to the appointments contemplated by Section 2(a), one (1) individual who is (x) “independent” under applicable securities laws and applicable stock

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exchange rules and regulations (or, if the Common Stock is not listed on a stock exchange, any rules or regulations of any market on which the Common Stock is listed or traded), (y) not an Affiliate of any Stockholder or Other Stockholder and (z) recommended by the nominating committee of the Board (such individual so appointed to the Board is referred to as the “Additional Independent Director”).

(d)           Defined Term.  For purposes of this Agreement, the term “Stockholder Designee” shall mean an individual that is (i) designated by holders of a majority of the shares of Common Stock held by all Stockholders and Other Stockholders and (ii) is reasonably determined by a majority of the Board (not including any Stockholder Designee and any other member of the Board that is an Affiliate of any Stockholder or Other Stockholder) (the “Independent Directors”) to be “independent” under applicable securities laws and applicable stock exchange rules and regulations (or, if the Common Stock is not listed on a stock exchange, any rules or regulations of any market on which the Common Stock is listed or traded).

(e)           Information.  Each Stockholder agrees to provide NMS with (i) such information concerning the Stockholder Designees as is required under the proxy rules of the Exchange Act in connection with the preparation and filing of a proxy statement that includes a proposal to elect a Stockholder Designee to the Board, and (ii) such information concerning the Stockholder Designees as the Independent Directors shall reasonably request for the purpose of making the independence determination described in Section 2(d)(ii).

(f)            Acknowledgement.  Each Stockholder acknowledges that such Stockholder and such Stockholder’s directors, officers, employees, agents, consultants, advisors or other representatives, including legal counsel, accountants and financial advisors (collectively, “Representatives”) are aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(g)              Assignment.  No Stockholder may make any assignment of any of such Stockholder’s rights under this Section 2, by operation of law or otherwise, without the prior written consent of NMS.

Section 3.               Matters Relating to the Proposals; Irrevocable Proxy; Lock-Up.

(a)           Voting for Proposals.  At any meeting of the stockholders of NMS called to vote upon any of the Proposals, or any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to any Proposal is sought, each Stockholder shall vote (or caused to be voted) all such Stockholder’s Shares in favor of, and shall consent to (or cause to be consented to), the approval of each Proposal.  In connection with the foregoing, the Stockholders shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates, as of the record date for any meeting of stockholders of NMS relating to the Proposals, to be present for quorum purposes and to be voted, at such meeting or any adjournments or postponements thereof, in favor of any of the matters described in this Section 3(a).

(b)           Irrevocable Proxy.

(i)            Each Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to such Stockholder’s Shares, and hereby irrevocably appoints NMS as proxy for such Stockholder to vote such Stockholder’s Shares for such Stockholder and in such Stockholder’s name, place and stead, in connection with any of the matters described in Section 3(a).  The parties acknowledge and agree that neither NMS, nor NMS’s successors,

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assigns, subsidiaries, divisions, employees, officers, directors, stockholders, agents and Affiliates shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney’s fees) and compensation of any kind or nature whatsoever to any Stockholder in connection with  or as a result of any voting by NMS of the Shares subject to the irrevocable proxy hereby granted to NMS at any annual, special or other meeting or action or the execution of any consent of the stockholders of NMS.  The parties acknowledge that, pursuant to the authority hereby granted under the irrevocable proxy, NMS may vote the Shares in furtherance of its own interests, and NMS is not acting as a fiduciary for any Stockholder.

(ii)           Notwithstanding the grant to NMS of the irrevocable proxy in Section 3(c)(i) above, if NMS elects not to exercise its rights to vote a Stockholder’s Shares pursuant to such irrevocable proxy, then such Stockholder agrees to vote such Stockholder’s Shares during the term of this Agreement in favor of or against, as the case may be, or give its consent to, as applicable, in each case, the matters set forth in Section 3(a).

(iii)          The irrevocable proxy set forth in Section 3(c)(i) shall not be terminated by any act of any Stockholder or by operation of law, whether by the death or incapacity of a Stockholder or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which a Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership).  If between the execution hereof and the Termination Date (as such term is hereinafter defined), a Stockholder should die or become incapacitated, or if any trust or estate holding such Stockholder’s Shares should be terminated, or if any corporation or partnership holding such Stockholder’s Shares should be dissolved or liquidated, or if any other such similar event or events shall occur before the Termination Date, certificates representing such Stockholder’s Shares shall be delivered by or on behalf of such Stockholder in accordance with the terms and conditions of this Agreement, and actions taken by NMS hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not NMS has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

(c)           Lock-Up.  Each Stockholder hereby covenants and agrees that between the date hereof and the Termination Date, such Stockholder will not (i) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote in any manner any of such Stockholder’s Shares, or agree to do any of the foregoing, or (ii) take any action which would have the effect of preventing or disabling such Stockholder from performing such Stockholder’s obligations under this Agreement.  Notwithstanding the foregoing, a Stockholder may transfer any or all of such Stockholder’s Shares as follows: (1) in the case of a Stockholder that is an entity, to any subsidiary, partner or member of such Stockholder, and (2) in the case of an individual Stockholder, to such Stockholder’s spouse, ancestors, descendants or any trust for any of their benefits or to a charitable trust; provided, that in any such case, prior to and as a condition to the effectiveness of such transfer, (x) each person to which any of such Shares or any interest in any of such Shares is or may be transferred (i) shall have executed and delivered to NMS a counterpart to this Agreement pursuant to which such person shall be bound by all of the terms and provisions of this Agreement, and (ii) shall have agreed in writing with NMS to hold such Shares or interest in such Shares subject to all of the terms and provisions of this Agreement, and (y) this Agreement shall be the legal, valid and binding agreement of such person, enforceable against such person in accordance with its terms.

(d)           Defined Term.  For purposes of this Agreement, the term “Termination Date” shall mean the earliest to occur of (i) 11:59 pm (Boston time) on the date on which the Proposals are approved by the

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stockholders of NMS, or (ii) the date on which the Purchase Agreement is terminated in accordance with its terms, or (iii) 11:59 pm (Boston time) on December 10, 2008.

Section 4.               Matters Relating to Stockholder Meetings.

(a)           Generally.  During the Standstill Period (as such term is hereinafter defined), the Stockholders, together with their Affiliates, will not submit any stockholder proposal (pursuant to Rule 14a-8 or otherwise), or any notice of nomination or other business under NMS’s by-laws, and will not nominate (except as provided in Section 2 of this Agreement) or oppose directors for election at any meeting of stockholders of NMS.  In addition, during the Standstill Period, the Stockholders shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates, as of the record date for any meeting of stockholders of NMS, to be present for quorum purposes and to be voted, at such meeting or any adjournments or postponements thereof, in favor of any matter brought before such meeting upon the recommendation of a majority of directors then serving on the Board; provided, however, that, except as otherwise provided in Section 3 above, the foregoing will not restrict the Stockholders from voting as they deem appropriate with respect to a merger, tender offer, reorganization, recapitalization, sale of assets (other than the Asset Sale) or other similar transaction that is submitted for stockholder approval at such meeting (it being understood that to the extent any such proposal includes the proposed election of an alternate slate of directors in lieu of directors nominated by NMS, the Stockholders, together with their Affiliates, will in all events be required to vote in favor of NMS’s nominees).

(b)           Further Assurances.  The Stockholders further agree to take all action reasonably necessary to carry out the intention of this Section 4, including, without limitation, delivering to NMS upon its written request (and compliance by it with applicable laws) executed proxies naming the proxies appointed by NMS for all shares of Common Stock beneficially owned by the Stockholders and/or their Affiliates as of the record dates for the aforementioned meetings of stockholders.

Section 5.               Standstill Agreements.  Each Stockholder agrees that, during the period from the date of this Agreement through and including the date on which NMS holds its 2009 annual meeting of stockholders (which date shall be no later than June 29, 2009) or, if the Asset Sale is not consummated by 11:59 pm (Boston time) on December 31, 2008, through and including the earlier of (i) 11:59 pm (Boston time) on December 31, 2008 or (ii) the date on which the Purchase Agreement is terminated in accordance with its terms  (the “Standstill Period”), neither such Stockholder nor any of such Stockholder’s Affiliates will, except as may be required by the performance of its obligations under this Agreement, without the written consent of NMS, directly or indirectly, solicit, request, advise, assist or encourage others to:

(a)           form, join in or in any other way participate in a “partnership, limited partnership, syndicate or other group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to the Common Stock or deposit any shares of Common Stock in a voting trust or similar arrangement or subject any shares of Common Stock to any voting agreement or pooling arrangement;

(b)           solicit proxies or written consents of stockholders with respect to Common Stock under any circumstances, or make, or in any way participate in, any “solicitation” of any “proxy” to vote any shares of Common Stock, or become a “participant” in any contested solicitation for the election of directors with respect to NMS (as such terms are defined or used in Rules 14a-1 and Item 4 of Schedule 14A under the Exchange Act), or seek to advise or influence any person with respect to the voting, holding or disposition of any shares of Common Stock;

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(c)           seek to call, or to request the call of, a special meeting of the stockholders of NMS, or seek to make, or make, a stockholder proposal at any meeting of the stockholders of NMS or make a request for a list of NMS’s stockholders;

(d)           commence or announce any intention to commence any tender offer for any shares of Common Stock, or file with or send to the SEC a Schedule 13D or any amendments to any Schedule 13D under the Exchange Act with respect to the Common Stock to reflect changes to the disclosures set forth therein and exhibits filed therewith, except (i) for an amendment to the Schedule 13D previously filed with the SEC by a Stockholder with respect to the Shares (a “Current Schedule 13D”), provided that such Stockholder shall, prior to the filing of such amendment with the SEC, provide NMS with a copy of such amendment as it is proposed to be so filed and a reasonable opportunity to review and comment thereon, or (ii) to the extent such amendment is filed solely to report one or a combination of (A) purchases of Common Stock, (B) dispositions of Common Stock (including dispositions that reduce such Stockholder’s beneficial ownership below 5%), (C) other action (if any) permitted by this Agreement, or (D) material litigation involving this Agreement (if, but only if, the reporting of such litigation on such amendment is required by law and such Stockholder has given NMS, in writing, a copy of the proposed amendment at least three (3) days prior to the filing thereof).  In addition, a Stockholder may file a Schedule 13D to comply with amendments after the date hereof to Section 13(d) of the Exchange Act, to the rules promulgated thereunder, or to the SEC’s interpretation of either of the foregoing (it being understood that nothing contained in this Section 6(d) shall be deemed to permit any action or disclosure that is otherwise prohibited by this Agreement).  Such permitted amendments shall be referred to as the “Permitted Schedule 13D Amendments.”  In no case shall Item 4 of the Current Schedule 13D be amended, except as otherwise permitted by this Section 6;

(e)           take any action or form any intention which would require an amendment to a Current Schedule 13D (other than amendments containing only Permitted Schedule 13D Amendments);

(f)            make a proposal or bid with respect to, or announce any intention or desire to make, or publicly make or disclose, cause to be made or disclosed publicly, any proposal or bid with respect to, the acquisition of any substantial portion of the assets of NMS or of all or any portion of the outstanding Common Stock (except that a Stockholder may file Permitted Schedule 13D Amendments), or any merger, consolidation, other business combination, restructuring, recapitalization, liquidation or other extraordinary transaction involving NMS;

(g)           act alone or in concert with others to seek control or influence in any manner the management, the Board (including the composition thereof) or the business, operation or affairs of NMS; provided, however, that nothing contained herein shall prohibit a Stockholder Designee from exercising his or her duties and obligations as a director of NMS or otherwise taking any action while acting in such capacity as a director of NMS, nor shall anything contained herein prohibit or restrict any Stockholder from discussing matters relating to the management, the Board, or the business, operation or affairs of NMS with management, the Board or any director of NMS to the extent any such discussions comply with applicable securities laws; or

(h)           publicly disclose, or cause or facilitate the public disclosure (including by disclosure to any journalist or other representative of media) of, any request to obtain any waiver or consent under, or any amendment of, any provision of this Agreement.

Section 6.               Cessation of Objection to Proposals.  Upon the date hereof, the Stockholders shall immediately cease all efforts, direct or indirect, to object to the Proposals and any related solicitation.

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Section 7.               Press Releases and Other Public Statements.  During the Standstill Period, NMS and the Stockholders agree as follows:

(a)           NMS agrees, subject to the requirements of applicable federal securities laws, to provide the Stockholders with an opportunity to review and comment on any press release, public filing, or letter to NMS’s stockholders containing statements about the Stockholders, prior to its public release.

(b)           The Stockholders agree, subject to the requirements of applicable federal securities laws, to provide NMS with an opportunity to review and comment on any press release, public filing, or letter to NMS’s stockholders containing statements about NMS, prior to its public release.

(c)           The initial press release with respect to the execution of this Agreement shall be a press release to be reasonably agreed upon by NMS and the Stockholders.

(d)           Neither NMS nor any of the Stockholders, nor any of their Affiliates, shall directly or indirectly make or issue or cause to be made or issued any disclosure, announcement or statement (including without limitation the filing of any document or report with the SEC or any other governmental agency or any disclosure to any journalist, member of the media or securities analyst) concerning the other party or any of its respective past, present or future general partners, directors, officers or employees, which disparages any of such other party’s respective past, present or future general partners, directors, officers or employees as individuals (recognizing that the parties shall be free to comment in good faith regarding the business of NMS, provided that any such comment shall not otherwise violate the terms of this Agreement).

Section 8.               General Release.

(a)           Each Stockholder, on its own behalf and on behalf of such Stockholder’s Affiliates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, members, stockholders, employees and agents (as applicable) (collectively, a “Stockholder Releasors”), hereby releases and discharges NMS and its subsidiaries and their respective directors, officers and employees (the “NMS Releasees”) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses, known or unknown (collectively, “Claims”), which the Stockholder Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the NMS Releasees up to the date of this Agreement arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  The Stockholder Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the Stockholder Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the NMS Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person and has no knowledge of any Claim it may currently have against any of the NMS Releasees that is not arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  Each of the Stockholder Releasors agrees never to sue any of the NMS Releasees or cause any of the NMS Releasees to be sued regarding any matter within the scope of this Section 9(a).  If any of the Stockholder Releasors violates this Agreement by suing any NMS Releasee or causing any NMS Releasee to be sued, the undersigned Stockholder Releasors agree to pay all costs and expenses of defending against the suit incurred by the NMS Releasees, including reasonable attorneys’ fees.

(b)           NMS, on its own behalf and on behalf of its Affiliates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, employees and agents (as applicable) (collectively, the “NMS Releasors”), hereby releases and discharges each Stockholder and such Stockholder’s directors,

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officers and employees (the “Stockholder Releasees”) from any and all Claims which the NMS Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the Stockholder Releasees up to the date of this Agreement arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  The NMS Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the NMS Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the Stockholder Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person and has no knowledge of any Claim it may currently have against any of the Stockholder Releasees that is not arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  Each of the NMS Releasors agrees never to sue any of the Stockholder Releasees or cause any of the Stockholder Releasees to be sued regarding any matter within the scope of this Section 9(b).  If any of the NMS Releasors violates this Agreement by suing any Stockholder Releasee or causing any Stockholder Releasee to be sued, the undersigned NMS Releasors agree to pay all costs and expenses of defending against the suit incurred by the Stockholder Releasees, including reasonable attorneys’ fees.

(c)           Each of the undersigned Stockholder Releasors and NMS Releasors acknowledge that it has read the contents of this Section 9, that it has had the opportunity to review this Section 9 with counsel of its choice, that it understands the same and that it has given the releases contemplated by this Section 9 as its own free act and deed.

(d)              Notwithstanding anything contained in this Section 9 to the contrary, this Section 9 shall not apply to any Claim arising out of a breach of the obligations contained in this Agreement.

Section 9.               Remedies.

(a)           Each party hereto hereby acknowledges and agrees that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity.  Any requirements for the securing or posting of any bond with such remedy are hereby waived.

(b)           The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought solely and exclusively in the courts of the State of Delaware and/or the courts of The United States of America located in the State of Delaware (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 12 hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Delaware or The United States of America located in the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in any inconvenient forum.

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Section 10.             Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

Section 11.             Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and sent by U.S. registered mail, return receipt requested:

if to NMS:	NMS Communications Corporation
100 Crossing Boulevard
Framingham, MA 01702
Attention: General Counsel

with a copy to:	Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Attention: Mark T. Bettencourt
James R. Kasinger

if to the Stockholders: addressed to such Stockholder at the address set forth on Schedule A hereto

Section 12.             Law Governing.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflict of laws provisions thereof.

Section 13.             Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 14.             No Presumption Against Draftsman.  Each of the undersigned parties hereby acknowledges the undersigned parties fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof.

Section 15.             Enforceability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.  In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such that is held invalid, void or unenforceable by a court of competent jurisdiction.

Section 16.             Reimbursement of Certain Expenses.  As of the date hereof, NMS will pay to the Stockholders and the Other Stockholders an aggregate amount up to $10,000 as reimbursement for all of the Stockholders and the Other Stockholders reasonable and documented out-of-pocket expenses incurred in connection the negotiation of this Agreement.

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Signature Page to Voting and Standstill Agreement

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

NMS:

NMS COMMUNICATIONS CORPORATION

By:	/s/ Robert P. Schechter
Name:	Robert P. Schechter
Title:	Chairman of the Board and Chief Executive
Officer

STOCKHOLDERS:

SINGER CHILDREN’S MANAGEMENT TRUST

By:	/s/ Karen Singer
Name:	Karen Singer
Title:	Trustee

Schedule A

Stockholder Name and Address	Number of Shares of Common Stock Held Beneficially	Number of Shares of Common Stock Held of Record

Singer Children’s Management Trust 212 Vaccaro Drive Cresskill, NY 07626 Attn: Karen Singer, Trustee	4,999,756	4,999,756

VOTING AND STANDSTILL AGREEMENT

This VOTING AND STANDSTILL AGREEMENT (the “Agreement”), dated as of November 18, 2008, is by and among NMS Communications Corporation, a Delaware corporation (“NMS”), and the individuals and entities listed on Schedule A hereto (each a “Stockholder” and collectively the “Stockholders”).

WHEREAS, the Stockholders own (of record and beneficially) shares of common stock, par value $0.01 per share, of NMS (the “Common Stock”);

WHEREAS, NMS and Dialogic Corporation (“Dialogic”) are parties to an Asset Purchase Agreement dated as of September 12, 2008 (as in effect on the date hereof, the “Purchase Agreement”), pursuant to which, among other things, NMS has agreed to sell to Dialogic NMS’s NMS Communications Platforms business (the “Business”) (the sale of the Business and the other transactions contemplated by the Purchase Agreement are collectively referred to as the “Asset Sale”);

WHEREAS, in connection with the Asset Sale, on or about October 20, 2008, NMS mailed a proxy statement dated as of October 20, 2008 (such proxy statement and all related notices and related material, all as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) and as the same may be amended, modified or supplemented by NMS are collectively referred to as the “Proxy Statement”) to holders of Common Stock which sets forth, among other things, a proposal to adopt and approve the sale of the Business (such proposal and all other proposals set forth in the Proxy Statement as of the date hereof are each a “Proposal” and are collectively the “Proposals”);

WHEREAS, each Stockholder desires to support each Proposal;

WHEREAS, certain other stockholders of NMS (the “Other Stockholders”), who together with the Stockholders have represented to NMS that they beneficially own an aggregate of 14,310,517 shares of the Common Stock, and who are acting independently of the Stockholders, also desire to support each Proposal, and NMS is entering into agreements similar to this Agreement with such other stockholders; and

WHEREAS, in connection with the approval of the Asset Sale, NMS desires to enlarge the Board of Directors of NMS (the “Board”) as provided in Section 2 and resolve all matters among NMS and the Stockholders including those matters at issue in or with respect to the Proposals.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.               Representations.

(a)           Binding Agreement; Authority.  NMS hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by NMS, and is a valid and binding obligation of NMS, enforceable against NMS in accordance with its terms.  Each of the Stockholders represents and warrants that this Agreement has been duly authorized, executed and delivered by such Stockholder, and is a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

(b)           Ownership of Common Stock.  Each of the Stockholders hereby represents and warrants that, as of the date hereof, such Stockholder and such Stockholder’s Affiliates (as such term is hereinafter defined) are the “beneficial owners” (as such term is hereinafter defined) of the shares of Common Stock set forth opposite their respective name on Schedule A hereto (the “Shares”), and that neither such Stockholder nor such Stockholder’s Affiliates beneficially own, or have any rights, options or agreements to acquire or vote, any other shares of Common Stock.

(c)           Defined Terms.  For purposes of this Agreement, the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For purposes of this Agreement, the terms “beneficial owner” and “beneficially own” shall have the same meanings as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act, except that a person shall also be deemed to be the beneficial owner of all shares of Common Stock that such person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional.

Section 2.               Directors.

(a)           Additional Directors.  The Stockholders and NMS agree that, on or before December 10, 2008, the Board will (i) increase the size of the Board to eight (8) members and (ii)(A) appoint one (1) Stockholder Designee to the class of directors whose term shall expire at NMS’s 2009 annual meeting of stockholders (such person is referred to as the “2009 Stockholder Designee”) and (B) appoint one (1) Stockholder Designee to the class of directors whose term shall expire at NMS’s 2010 annual meeting of stockholders (such person is referred to as the “2010 Stockholder Designee”).  At such time as a Stockholder Designee shall become a director of NMS in accordance with the terms of this Agreement, such Stockholder Designee shall agree in writing to be bound by the terms and conditions of NMS’s policies applicable to directors, including, without limitation, NMS’s Code of Conduct, Corporate Governance Guidelines and insider trading policy.  The Stockholders and NMS further agree that the Board will appoint Joel Hughes as Chief Executive Officer of NMS and as a director in the class of directors whose term shall expire at NMS’s 2011 annual meeting of stockholders upon the sooner of (i) January 1, 2009 or (ii) the closing of the Asset Sale.

(b)           Nominations.  At NMS’s 2009 annual meeting of stockholders, NMS agrees to nominate (i) the 2009 Stockholder Designee for election to the class of directors whose term shall expire at NMS’s 2012 annual meeting of stockholders and (ii) the 2010 Stockholder Designee for election to the class of directors whose term shall expire at NMS’s 2010 annual meeting of stockholders, and NMS shall use its reasonable best efforts to cause the election of such persons, each to serve for the term of the applicable class in which they serve and until his or her successor is duly elected and qualified.

(c)           Changes in Composition of Board; Size of Board.  NMS shall accept (i) the resignation of Robert Schechter as a director of the Board, such resignation to be effective as of January 1, 2009 (or sooner at the discretion of such director); and (ii) the resignation of Ronald White as a director of the Board, such resignation to be effective as of January 1, 2009 (or sooner at the discretion of such director).  In addition, NMS shall accept the resignation of one (1) member of the Board, such resignation to be effective as of the later of (A) January 1, 2009 and (B) the appointment of the Additional Independent Director (as such term is hereinafter defined) to the Board.  NMS represents and warrants to the Stockholders that it has received irrevocable written resignations from the two (2) directors required to resign pursuant to the first sentence of this Section 2(c), which resignations provide for the effectiveness thereof in accordance with the terms of this Section 2(c).  In addition, subject to and as promptly as practicable following the effectiveness of the resignations contemplated by this Section 2(c), NMS shall decrease the size of the Board to six (6) members.  NMS shall use commercially reasonable efforts to appoint to the Board prior to February 28, 2009, in addition to the appointments contemplated by Section 2(a), one (1) individual who is (x) “independent” under applicable securities laws and applicable stock

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exchange rules and regulations (or, if the Common Stock is not listed on a stock exchange, any rules or regulations of any market on which the Common Stock is listed or traded), (y) not an Affiliate of any Stockholder or Other Stockholder and (z) recommended by the nominating committee of the Board (such individual so appointed to the Board is referred to as the “Additional Independent Director”).

(d)           Defined Term.  For purposes of this Agreement, the term “Stockholder Designee” shall mean an individual that is (i) designated by holders of a majority of the shares of Common Stock held by all Stockholders and Other Stockholders and (ii) is reasonably determined by a majority of the Board (not including any Stockholder Designee and any other member of the Board that is an Affiliate of any Stockholder or Other Stockholder) (the “Independent Directors”) to be “independent” under applicable securities laws and applicable stock exchange rules and regulations (or, if the Common Stock is not listed on a stock exchange, any rules or regulations of any market on which the Common Stock is listed or traded).

(e)           Information.  Each Stockholder agrees to provide NMS with (i) such information concerning the Stockholder Designees as is required under the proxy rules of the Exchange Act in connection with the preparation and filing of a proxy statement that includes a proposal to elect a Stockholder Designee to the Board, and (ii) such information concerning the Stockholder Designees as the Independent Directors shall reasonably request for the purpose of making the independence determination described in Section 2(d)(ii).

(f)            Acknowledgement.  Each Stockholder acknowledges that such Stockholder and such Stockholder’s directors, officers, employees, agents, consultants, advisors or other representatives, including legal counsel, accountants and financial advisors (collectively, “Representatives”) are aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(g)              Assignment.  No Stockholder may make any assignment of any of such Stockholder’s rights under this Section 2, by operation of law or otherwise, without the prior written consent of NMS.

Section 3.               Matters Relating to the Proposals; Irrevocable Proxy; Lock-Up.

(a)           Voting for Proposals.  At any meeting of the stockholders of NMS called to vote upon any of the Proposals, or any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to any Proposal is sought, each Stockholder shall vote (or caused to be voted) all such Stockholder’s Shares in favor of, and shall consent to (or cause to be consented to), the approval of each Proposal.  In connection with the foregoing, the Stockholders shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates, as of the record date for any meeting of stockholders of NMS relating to the Proposals, to be present for quorum purposes and to be voted, at such meeting or any adjournments or postponements thereof, in favor of any of the matters described in this Section 3(a).

(b)           Irrevocable Proxy.

(i)            Each Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to such Stockholder’s Shares, and hereby irrevocably appoints NMS as proxy for such Stockholder to vote such Stockholder’s Shares for such Stockholder and in such Stockholder’s name, place and stead, in connection with any of the matters described in Section 3(a).  The parties acknowledge and agree that neither NMS, nor NMS’s successors,

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assigns, subsidiaries, divisions, employees, officers, directors, stockholders, agents and Affiliates shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney’s fees) and compensation of any kind or nature whatsoever to any Stockholder in connection with  or as a result of any voting by NMS of the Shares subject to the irrevocable proxy hereby granted to NMS at any annual, special or other meeting or action or the execution of any consent of the stockholders of NMS.  The parties acknowledge that, pursuant to the authority hereby granted under the irrevocable proxy, NMS may vote the Shares in furtherance of its own interests, and NMS is not acting as a fiduciary for any Stockholder.

(ii)           Notwithstanding the grant to NMS of the irrevocable proxy in Section 3(c)(i) above, if NMS elects not to exercise its rights to vote a Stockholder’s Shares pursuant to such irrevocable proxy, then such Stockholder agrees to vote such Stockholder’s Shares during the term of this Agreement in favor of or against, as the case may be, or give its consent to, as applicable, in each case, the matters set forth in Section 3(a).

(iii)          The irrevocable proxy set forth in Section 3(c)(i) shall not be terminated by any act of any Stockholder or by operation of law, whether by the death or incapacity of a Stockholder or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which a Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership).  If between the execution hereof and the Termination Date (as such term is hereinafter defined), a Stockholder should die or become incapacitated, or if any trust or estate holding such Stockholder’s Shares should be terminated, or if any corporation or partnership holding such Stockholder’s Shares should be dissolved or liquidated, or if any other such similar event or events shall occur before the Termination Date, certificates representing such Stockholder’s Shares shall be delivered by or on behalf of such Stockholder in accordance with the terms and conditions of this Agreement, and actions taken by NMS hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not NMS has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

(c)           Lock-Up.  Each Stockholder hereby covenants and agrees that between the date hereof and the Termination Date, such Stockholder will not (i) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote in any manner any of such Stockholder’s Shares, or agree to do any of the foregoing, or (ii) take any action which would have the effect of preventing or disabling such Stockholder from performing such Stockholder’s obligations under this Agreement.  Notwithstanding the foregoing, a Stockholder may transfer any or all of such Stockholder’s Shares as follows: (1) in the case of a Stockholder that is an entity, to any subsidiary, partner or member of such Stockholder, and (2) in the case of an individual Stockholder, to such Stockholder’s spouse, ancestors, descendants or any trust for any of their benefits or to a charitable trust; provided, that in any such case, prior to and as a condition to the effectiveness of such transfer, (x) each person to which any of such Shares or any interest in any of such Shares is or may be transferred (i) shall have executed and delivered to NMS a counterpart to this Agreement pursuant to which such person shall be bound by all of the terms and provisions of this Agreement, and (ii) shall have agreed in writing with NMS to hold such Shares or interest in such Shares subject to all of the terms and provisions of this Agreement, and (y) this Agreement shall be the legal, valid and binding agreement of such person, enforceable against such person in accordance with its terms.

(d)           Defined Term.  For purposes of this Agreement, the term “Termination Date” shall mean the earliest to occur of (i) 11:59 pm (Boston time) on the date on which the Proposals are approved by the

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stockholders of NMS, or (ii) the date on which the Purchase Agreement is terminated in accordance with its terms, or (iii) 11:59 pm (Boston time) on December 10, 2008.

Section 4.               Matters Relating to Stockholder Meetings.

(a)           Generally.  During the Standstill Period (as such term is hereinafter defined), the Stockholders, together with their Affiliates, will not submit any stockholder proposal (pursuant to Rule 14a-8 or otherwise), or any notice of nomination or other business under NMS’s by-laws, and will not nominate (except as provided in Section 2 of this Agreement) or oppose directors for election at any meeting of stockholders of NMS.  In addition, during the Standstill Period, the Stockholders shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates, as of the record date for any meeting of stockholders of NMS, to be present for quorum purposes and to be voted, at such meeting or any adjournments or postponements thereof, in favor of any matter brought before such meeting upon the recommendation of a majority of directors then serving on the Board; provided, however, that, except as otherwise provided in Section 3 above, the foregoing will not restrict the Stockholders from voting as they deem appropriate with respect to a merger, tender offer, reorganization, recapitalization, sale of assets (other than the Asset Sale) or other similar transaction that is submitted for stockholder approval at such meeting (it being understood that to the extent any such proposal includes the proposed election of an alternate slate of directors in lieu of directors nominated by NMS, the Stockholders, together with their Affiliates, will in all events be required to vote in favor of NMS’s nominees).

(b)           Further Assurances.  The Stockholders further agree to take all action reasonably necessary to carry out the intention of this Section 4, including, without limitation, delivering to NMS upon its written request (and compliance by it with applicable laws) executed proxies naming the proxies appointed by NMS for all shares of Common Stock beneficially owned by the Stockholders and/or their Affiliates as of the record dates for the aforementioned meetings of stockholders.

Section 5.               Standstill Agreements.  Each Stockholder agrees that, during the period from the date of this Agreement through and including the date on which NMS holds its 2009 annual meeting of stockholders (which date shall be no later than June 29, 2009) or, if the Asset Sale is not consummated by 11:59 pm (Boston time) on December 31, 2008, through and including the earlier of (i) 11:59 pm (Boston time) on December 31, 2008 or (ii) the date on which the Purchase Agreement is terminated in accordance with its terms  (the “Standstill Period”), neither such Stockholder nor any of such Stockholder’s Affiliates will, except as may be required by the performance of its obligations under this Agreement, without the written consent of NMS, directly or indirectly, solicit, request, advise, assist or encourage others to:

(a)           form, join in or in any other way participate in a “partnership, limited partnership, syndicate or other group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to the Common Stock or deposit any shares of Common Stock in a voting trust or similar arrangement or subject any shares of Common Stock to any voting agreement or pooling arrangement;

(b)           solicit proxies or written consents of stockholders with respect to Common Stock under any circumstances, or make, or in any way participate in, any “solicitation” of any “proxy” to vote any shares of Common Stock, or become a “participant” in any contested solicitation for the election of directors with respect to NMS (as such terms are defined or used in Rules 14a-1 and Item 4 of Schedule 14A under the Exchange Act), or seek to advise or influence any person with respect to the voting, holding or disposition of any shares of Common Stock;

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(c)           seek to call, or to request the call of, a special meeting of the stockholders of NMS, or seek to make, or make, a stockholder proposal at any meeting of the stockholders of NMS or make a request for a list of NMS’s stockholders;

(d)           commence or announce any intention to commence any tender offer for any shares of Common Stock, or file with or send to the SEC a Schedule 13D or any amendments to any Schedule 13D under the Exchange Act with respect to the Common Stock to reflect changes to the disclosures set forth therein and exhibits filed therewith, except (i) for an amendment to the Schedule 13D previously filed with the SEC by a Stockholder with respect to the Shares (a “Current Schedule 13D”), provided that such Stockholder shall, prior to the filing of such amendment with the SEC, provide NMS with a copy of such amendment as it is proposed to be so filed and a reasonable opportunity to review and comment thereon, or (ii) to the extent such amendment is filed solely to report one or a combination of (A) purchases of Common Stock, (B) dispositions of Common Stock (including dispositions that reduce such Stockholder’s beneficial ownership below 5%), (C) other action (if any) permitted by this Agreement, or (D) material litigation involving this Agreement (if, but only if, the reporting of such litigation on such amendment is required by law and such Stockholder has given NMS, in writing, a copy of the proposed amendment at least three (3) days prior to the filing thereof).  In addition, a Stockholder may file a Schedule 13D to comply with amendments after the date hereof to Section 13(d) of the Exchange Act, to the rules promulgated thereunder, or to the SEC’s interpretation of either of the foregoing (it being understood that nothing contained in this Section 6(d) shall be deemed to permit any action or disclosure that is otherwise prohibited by this Agreement).  Such permitted amendments shall be referred to as the “Permitted Schedule 13D Amendments.”  In no case shall Item 4 of the Current Schedule 13D be amended, except as otherwise permitted by this Section 6;

(e)           take any action or form any intention which would require an amendment to a Current Schedule 13D (other than amendments containing only Permitted Schedule 13D Amendments);

(f)            make a proposal or bid with respect to, or announce any intention or desire to make, or publicly make or disclose, cause to be made or disclosed publicly, any proposal or bid with respect to, the acquisition of any substantial portion of the assets of NMS or of all or any portion of the outstanding Common Stock (except that a Stockholder may file Permitted Schedule 13D Amendments), or any merger, consolidation, other business combination, restructuring, recapitalization, liquidation or other extraordinary transaction involving NMS;

(g)           act alone or in concert with others to seek control or influence in any manner the management, the Board (including the composition thereof) or the business, operation or affairs of NMS; provided, however, that nothing contained herein shall prohibit a Stockholder Designee from exercising his or her duties and obligations as a director of NMS or otherwise taking any action while acting in such capacity as a director of NMS, nor shall anything contained herein prohibit or restrict any Stockholder from discussing matters relating to the management, the Board, or the business, operation or affairs of NMS with management, the Board or any director of NMS to the extent any such discussions comply with applicable securities laws; or

(h)           publicly disclose, or cause or facilitate the public disclosure (including by disclosure to any journalist or other representative of media) of, any request to obtain any waiver or consent under, or any amendment of, any provision of this Agreement.

Section 6.               Cessation of Objection to Proposals.  Upon the date hereof, the Stockholders shall immediately cease all efforts, direct or indirect, to object to the Proposals and any related solicitation.

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Section 7.               Press Releases and Other Public Statements.  During the Standstill Period, NMS and the Stockholders agree as follows:

(a)           NMS agrees, subject to the requirements of applicable federal securities laws, to provide the Stockholders with an opportunity to review and comment on any press release, public filing, or letter to NMS’s stockholders containing statements about the Stockholders, prior to its public release.

(b)           The Stockholders agree, subject to the requirements of applicable federal securities laws, to provide NMS with an opportunity to review and comment on any press release, public filing, or letter to NMS’s stockholders containing statements about NMS, prior to its public release.

(c)           The initial press release with respect to the execution of this Agreement shall be a press release to be reasonably agreed upon by NMS and the Stockholders.

(d)           Neither NMS nor any of the Stockholders, nor any of their Affiliates, shall directly or indirectly make or issue or cause to be made or issued any disclosure, announcement or statement (including without limitation the filing of any document or report with the SEC or any other governmental agency or any disclosure to any journalist, member of the media or securities analyst) concerning the other party or any of its respective past, present or future general partners, directors, officers or employees, which disparages any of such other party’s respective past, present or future general partners, directors, officers or employees as individuals (recognizing that the parties shall be free to comment in good faith regarding the business of NMS, provided that any such comment shall not otherwise violate the terms of this Agreement).

Section 8.               General Release.

(a)           Each Stockholder, on its own behalf and on behalf of such Stockholder’s Affiliates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, members, stockholders, employees and agents (as applicable) (collectively, a “Stockholder Releasors”), hereby releases and discharges NMS and its subsidiaries and their respective directors, officers and employees (the “NMS Releasees”) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses, known or unknown (collectively, “Claims”), which the Stockholder Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the NMS Releasees up to the date of this Agreement arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  The Stockholder Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the Stockholder Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the NMS Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person and has no knowledge of any Claim it may currently have against any of the NMS Releasees that is not arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  Each of the Stockholder Releasors agrees never to sue any of the NMS Releasees or cause any of the NMS Releasees to be sued regarding any matter within the scope of this Section 9(a).  If any of the Stockholder Releasors violates this Agreement by suing any NMS Releasee or causing any NMS Releasee to be sued, the undersigned Stockholder Releasors agree to pay all costs and expenses of defending against the suit incurred by the NMS Releasees, including reasonable attorneys’ fees.

(b)           NMS, on its own behalf and on behalf of its Affiliates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, employees and agents (as applicable) (collectively, the “NMS Releasors”), hereby releases and discharges each Stockholder and such Stockholder’s directors,

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officers and employees (the “Stockholder Releasees”) from any and all Claims which the NMS Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the Stockholder Releasees up to the date of this Agreement arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  The NMS Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the NMS Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the Stockholder Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person and has no knowledge of any Claim it may currently have against any of the Stockholder Releasees that is not arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  Each of the NMS Releasors agrees never to sue any of the Stockholder Releasees or cause any of the Stockholder Releasees to be sued regarding any matter within the scope of this Section 9(b).  If any of the NMS Releasors violates this Agreement by suing any Stockholder Releasee or causing any Stockholder Releasee to be sued, the undersigned NMS Releasors agree to pay all costs and expenses of defending against the suit incurred by the Stockholder Releasees, including reasonable attorneys’ fees.

(c)           Each of the undersigned Stockholder Releasors and NMS Releasors acknowledge that it has read the contents of this Section 9, that it has had the opportunity to review this Section 9 with counsel of its choice, that it understands the same and that it has given the releases contemplated by this Section 9 as its own free act and deed.

(d)              Notwithstanding anything contained in this Section 9 to the contrary, this Section 9 shall not apply to any Claim arising out of a breach of the obligations contained in this Agreement.

Section 9.               Remedies.

(a)           Each party hereto hereby acknowledges and agrees that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity.  Any requirements for the securing or posting of any bond with such remedy are hereby waived.

(b)           The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought solely and exclusively in the courts of the State of Delaware and/or the courts of The United States of America located in the State of Delaware (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 12 hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Delaware or The United States of America located in the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in any inconvenient forum.

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Section 10.             Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

Section 11.             Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and sent by U.S. registered mail, return receipt requested:

if to NMS:	NMS Communications Corporation
100 Crossing Boulevard
Framingham, MA 01702
Attention: General Counsel

with a copy to:	Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Attention: Mark T. Bettencourt
James R. Kasinger

if to the Stockholders: addressed to such Stockholder at the address set forth on Schedule A hereto

Section 12.             Law Governing.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflict of laws provisions thereof.

Section 13.             Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 14.             No Presumption Against Draftsman.  Each of the undersigned parties hereby acknowledges the undersigned parties fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof.

Section 15.             Enforceability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.  In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such that is held invalid, void or unenforceable by a court of competent jurisdiction.

Section 16.             Reimbursement of Certain Expenses.  As of the date hereof, NMS will pay to the Stockholders and the Other Stockholders an aggregate amount up to $10,000 as reimbursement for all of the Stockholders and the Other Stockholders reasonable and documented out-of-pocket expenses incurred in connection the negotiation of this Agreement.

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Signature Page to Voting and Standstill Agreement

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

NMS:

NMS COMMUNICATIONS CORPORATION

By:	/s/ Robert P. Schechter
Name:	Robert P. Schechter
Title:	Chairman of the Board and Chief Executive
Officer

STOCKHOLDERS:

LLOYD I. MILLER TRUST A4

By:	/s/ Lloyd I. Miller
Name:	Lloyd I. Miller
Title:	Advisor

LLOYD I. MILLER TRUST C

By:	/s/ Lloyd I. Miller
Name:	Lloyd I. Miller
Title:	Trustee

MILFAM II LP

By:	/s/ Lloyd I. Miller
Name:	Lloyd I. Miller
Title:	General Partner

Schedule A

Stockholder Name and Address	Number of Shares of Common Stock Held Beneficially	Number of Shares of Common Stock Held of Record

Lloyd I. Miller Trust A4 4550 Gordon Drive Naples, FL 34102	1,726,121	1,726,121

Lloyd I. Miller Trust C 4550 Gordon Drive Naples, FL 34102	108,580	108,580

Milfam II LP 4550 Gordon Drive Naples, FL 34102	1,224,244	1,224,244

VOTING AND STANDSTILL AGREEMENT

This VOTING AND STANDSTILL AGREEMENT (the “Agreement”), dated as of November 18, 2008, is by and among NMS Communications Corporation, a Delaware corporation (“NMS”), and the individuals and entities listed on Schedule A hereto (each a “Stockholder” and collectively the “Stockholders”).

WHEREAS, the Stockholders own (of record and beneficially) shares of common stock, par value $0.01 per share, of NMS (the “Common Stock”);

WHEREAS, NMS and Dialogic Corporation (“Dialogic”) are parties to an Asset Purchase Agreement dated as of September 12, 2008 (as in effect on the date hereof, the “Purchase Agreement”), pursuant to which, among other things, NMS has agreed to sell to Dialogic NMS’s NMS Communications Platforms business (the “Business”) (the sale of the Business and the other transactions contemplated by the Purchase Agreement are collectively referred to as the “Asset Sale”);

WHEREAS, in connection with the Asset Sale, on or about October 20, 2008, NMS mailed a proxy statement dated as of October 20, 2008 (such proxy statement and all related notices and related material, all as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) and as the same may be amended, modified or supplemented by NMS are collectively referred to as the “Proxy Statement”) to holders of Common Stock which sets forth, among other things, a proposal to adopt and approve the sale of the Business (such proposal and all other proposals set forth in the Proxy Statement as of the date hereof are each a “Proposal” and are collectively the “Proposals”);

WHEREAS, each Stockholder desires to support each Proposal;

WHEREAS, certain other stockholders of NMS (the “Other Stockholders”), who together with the Stockholders have represented to NMS that they beneficially own an aggregate of 14,310,517 shares of the Common Stock, and who are acting independently of the Stockholders, also desire to support each Proposal, and NMS is entering into agreements similar to this Agreement with such other stockholders; and

WHEREAS, in connection with the approval of the Asset Sale, NMS desires to enlarge the Board of Directors of NMS (the “Board”) as provided in Section 2 and resolve all matters among NMS and the Stockholders including those matters at issue in or with respect to the Proposals.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.               Representations.

(a)           Binding Agreement; Authority.  NMS hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by NMS, and is a valid and binding obligation of NMS, enforceable against NMS in accordance with its terms.  Each of the Stockholders represents and warrants that this Agreement has been duly authorized, executed and delivered by such Stockholder, and is a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

(b)           Ownership of Common Stock.  Each of the Stockholders hereby represents and warrants that, as of the date hereof, such Stockholder and such Stockholder’s Affiliates (as such term is hereinafter defined) are the “beneficial owners” (as such term is hereinafter defined) of the shares of Common Stock set forth opposite their respective name on Schedule A hereto (the “Shares”), and that neither such Stockholder nor such Stockholder’s Affiliates beneficially own, or have any rights, options or agreements to acquire or vote, any other shares of Common Stock.

(c)           Defined Terms.  For purposes of this Agreement, the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For purposes of this Agreement, the terms “beneficial owner” and “beneficially own” shall have the same meanings as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act, except that a person shall also be deemed to be the beneficial owner of all shares of Common Stock that such person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional.

Section 2.               Directors.

(a)           Additional Directors.  The Stockholders and NMS agree that, on or before December 10, 2008, the Board will (i) increase the size of the Board to eight (8) members and (ii)(A) appoint one (1) Stockholder Designee to the class of directors whose term shall expire at NMS’s 2009 annual meeting of stockholders (such person is referred to as the “2009 Stockholder Designee”) and (B) appoint one (1) Stockholder Designee to the class of directors whose term shall expire at NMS’s 2010 annual meeting of stockholders (such person is referred to as the “2010 Stockholder Designee”).  At such time as a Stockholder Designee shall become a director of NMS in accordance with the terms of this Agreement, such Stockholder Designee shall agree in writing to be bound by the terms and conditions of NMS’s policies applicable to directors, including, without limitation, NMS’s Code of Conduct, Corporate Governance Guidelines and insider trading policy.  The Stockholders and NMS further agree that the Board will appoint Joel Hughes as Chief Executive Officer of NMS and as a director in the class of directors whose term shall expire at NMS’s 2011 annual meeting of stockholders upon the sooner of (i) January 1, 2009 or (ii) the closing of the Asset Sale.

(b)           Nominations.  At NMS’s 2009 annual meeting of stockholders, NMS agrees to nominate (i) the 2009 Stockholder Designee for election to the class of directors whose term shall expire at NMS’s 2012 annual meeting of stockholders and (ii) the 2010 Stockholder Designee for election to the class of directors whose term shall expire at NMS’s 2010 annual meeting of stockholders, and NMS shall use its reasonable best efforts to cause the election of such persons, each to serve for the term of the applicable class in which they serve and until his or her successor is duly elected and qualified.

(c)           Changes in Composition of Board; Size of Board.  NMS shall accept (i) the resignation of Robert Schechter as a director of the Board, such resignation to be effective as of January 1, 2009 (or sooner at the discretion of such director); and (ii) the resignation of Ronald White as a director of the Board, such resignation to be effective as of January 1, 2009 (or sooner at the discretion of such director).  In addition, NMS shall accept the resignation of one (1) member of the Board, such resignation to be effective as of the later of (A) January 1, 2009 and (B) the appointment of the Additional Independent Director (as such term is hereinafter defined) to the Board.  NMS represents and warrants to the Stockholders that it has received irrevocable written resignations from the two (2) directors required to resign pursuant to the first sentence of this Section 2(c), which resignations provide for the effectiveness thereof in accordance with the terms of this Section 2(c).  In addition, subject to and as promptly as practicable following the effectiveness of the resignations contemplated by this Section 2(c), NMS shall decrease the size of the Board to six (6) members.  NMS shall use commercially reasonable efforts to appoint to the Board prior to February 28, 2009, in addition to the appointments contemplated by Section 2(a), one (1) individual who is (x) “independent” under applicable securities laws and applicable stock

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exchange rules and regulations (or, if the Common Stock is not listed on a stock exchange, any rules or regulations of any market on which the Common Stock is listed or traded), (y) not an Affiliate of any Stockholder or Other Stockholder and (z) recommended by the nominating committee of the Board (such individual so appointed to the Board is referred to as the “Additional Independent Director”).

(d)           Defined Term.  For purposes of this Agreement, the term “Stockholder Designee” shall mean an individual that is (i) designated by holders of a majority of the shares of Common Stock held by all Stockholders and Other Stockholders and (ii) is reasonably determined by a majority of the Board (not including any Stockholder Designee and any other member of the Board that is an Affiliate of any Stockholder or Other Stockholder) (the “Independent Directors”) to be “independent” under applicable securities laws and applicable stock exchange rules and regulations (or, if the Common Stock is not listed on a stock exchange, any rules or regulations of any market on which the Common Stock is listed or traded).

(e)           Information.  Each Stockholder agrees to provide NMS with (i) such information concerning the Stockholder Designees as is required under the proxy rules of the Exchange Act in connection with the preparation and filing of a proxy statement that includes a proposal to elect a Stockholder Designee to the Board, and (ii) such information concerning the Stockholder Designees as the Independent Directors shall reasonably request for the purpose of making the independence determination described in Section 2(d)(ii).

(f)            Acknowledgement.  Each Stockholder acknowledges that such Stockholder and such Stockholder’s directors, officers, employees, agents, consultants, advisors or other representatives, including legal counsel, accountants and financial advisors (collectively, “Representatives”) are aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(g)              Assignment.  No Stockholder may make any assignment of any of such Stockholder’s rights under this Section 2, by operation of law or otherwise, without the prior written consent of NMS.

Section 3.               Matters Relating to the Proposals; Irrevocable Proxy; Lock-Up.

(a)           Voting for Proposals.  At any meeting of the stockholders of NMS called to vote upon any of the Proposals, or any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to any Proposal is sought, each Stockholder shall vote (or caused to be voted) all such Stockholder’s Shares in favor of, and shall consent to (or cause to be consented to), the approval of each Proposal.  In connection with the foregoing, the Stockholders shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates, as of the record date for any meeting of stockholders of NMS relating to the Proposals, to be present for quorum purposes and to be voted, at such meeting or any adjournments or postponements thereof, in favor of any of the matters described in this Section 3(a).

(b)           Irrevocable Proxy.

(i)            Each Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to such Stockholder’s Shares, and hereby irrevocably appoints NMS as proxy for such Stockholder to vote such Stockholder’s Shares for such Stockholder and in such Stockholder’s name, place and stead, in connection with any of the matters described in Section 3(a).  The parties acknowledge and agree that neither NMS, nor NMS’s successors,

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assigns, subsidiaries, divisions, employees, officers, directors, stockholders, agents and Affiliates shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney’s fees) and compensation of any kind or nature whatsoever to any Stockholder in connection with  or as a result of any voting by NMS of the Shares subject to the irrevocable proxy hereby granted to NMS at any annual, special or other meeting or action or the execution of any consent of the stockholders of NMS.  The parties acknowledge that, pursuant to the authority hereby granted under the irrevocable proxy, NMS may vote the Shares in furtherance of its own interests, and NMS is not acting as a fiduciary for any Stockholder.

(ii)           Notwithstanding the grant to NMS of the irrevocable proxy in Section 3(c)(i) above, if NMS elects not to exercise its rights to vote a Stockholder’s Shares pursuant to such irrevocable proxy, then such Stockholder agrees to vote such Stockholder’s Shares during the term of this Agreement in favor of or against, as the case may be, or give its consent to, as applicable, in each case, the matters set forth in Section 3(a).

(iii)          The irrevocable proxy set forth in Section 3(c)(i) shall not be terminated by any act of any Stockholder or by operation of law, whether by the death or incapacity of a Stockholder or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which a Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership).  If between the execution hereof and the Termination Date (as such term is hereinafter defined), a Stockholder should die or become incapacitated, or if any trust or estate holding such Stockholder’s Shares should be terminated, or if any corporation or partnership holding such Stockholder’s Shares should be dissolved or liquidated, or if any other such similar event or events shall occur before the Termination Date, certificates representing such Stockholder’s Shares shall be delivered by or on behalf of such Stockholder in accordance with the terms and conditions of this Agreement, and actions taken by NMS hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not NMS has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

(c)           Lock-Up.  Each Stockholder hereby covenants and agrees that between the date hereof and the Termination Date, such Stockholder will not (i) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote in any manner any of such Stockholder’s Shares, or agree to do any of the foregoing, or (ii) take any action which would have the effect of preventing or disabling such Stockholder from performing such Stockholder’s obligations under this Agreement.  Notwithstanding the foregoing, a Stockholder may transfer any or all of such Stockholder’s Shares as follows: (1) in the case of a Stockholder that is an entity, to any subsidiary, partner or member of such Stockholder, and (2) in the case of an individual Stockholder, to such Stockholder’s spouse, ancestors, descendants or any trust for any of their benefits or to a charitable trust; provided, that in any such case, prior to and as a condition to the effectiveness of such transfer, (x) each person to which any of such Shares or any interest in any of such Shares is or may be transferred (i) shall have executed and delivered to NMS a counterpart to this Agreement pursuant to which such person shall be bound by all of the terms and provisions of this Agreement, and (ii) shall have agreed in writing with NMS to hold such Shares or interest in such Shares subject to all of the terms and provisions of this Agreement, and (y) this Agreement shall be the legal, valid and binding agreement of such person, enforceable against such person in accordance with its terms.

(d)           Defined Term.  For purposes of this Agreement, the term “Termination Date” shall mean the earliest to occur of (i) 11:59 pm (Boston time) on the date on which the Proposals are approved by the

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stockholders of NMS, or (ii) the date on which the Purchase Agreement is terminated in accordance with its terms, or (iii) 11:59 pm (Boston time) on December 10, 2008.

Section 4.               Matters Relating to Stockholder Meetings.

(a)           Generally.  During the Standstill Period (as such term is hereinafter defined), the Stockholders, together with their Affiliates, will not submit any stockholder proposal (pursuant to Rule 14a-8 or otherwise), or any notice of nomination or other business under NMS’s by-laws, and will not nominate (except as provided in Section 2 of this Agreement) or oppose directors for election at any meeting of stockholders of NMS.  In addition, during the Standstill Period, the Stockholders shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates, as of the record date for any meeting of stockholders of NMS, to be present for quorum purposes and to be voted, at such meeting or any adjournments or postponements thereof, in favor of any matter brought before such meeting upon the recommendation of a majority of directors then serving on the Board; provided, however, that, except as otherwise provided in Section 3 above, the foregoing will not restrict the Stockholders from voting as they deem appropriate with respect to a merger, tender offer, reorganization, recapitalization, sale of assets (other than the Asset Sale) or other similar transaction that is submitted for stockholder approval at such meeting (it being understood that to the extent any such proposal includes the proposed election of an alternate slate of directors in lieu of directors nominated by NMS, the Stockholders, together with their Affiliates, will in all events be required to vote in favor of NMS’s nominees).

(b)           Further Assurances.  The Stockholders further agree to take all action reasonably necessary to carry out the intention of this Section 4, including, without limitation, delivering to NMS upon its written request (and compliance by it with applicable laws) executed proxies naming the proxies appointed by NMS for all shares of Common Stock beneficially owned by the Stockholders and/or their Affiliates as of the record dates for the aforementioned meetings of stockholders.

Section 5.               Standstill Agreements.  Each Stockholder agrees that, during the period from the date of this Agreement through and including the date on which NMS holds its 2009 annual meeting of stockholders (which date shall be no later than June 29, 2009) or, if the Asset Sale is not consummated by 11:59 pm (Boston time) on December 31, 2008, through and including the earlier of (i) 11:59 pm (Boston time) on December 31, 2008 or (ii) the date on which the Purchase Agreement is terminated in accordance with its terms  (the “Standstill Period”), neither such Stockholder nor any of such Stockholder’s Affiliates will, except as may be required by the performance of its obligations under this Agreement, without the written consent of NMS, directly or indirectly, solicit, request, advise, assist or encourage others to:

(a)           form, join in or in any other way participate in a “partnership, limited partnership, syndicate or other group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to the Common Stock or deposit any shares of Common Stock in a voting trust or similar arrangement or subject any shares of Common Stock to any voting agreement or pooling arrangement;

(b)           solicit proxies or written consents of stockholders with respect to Common Stock under any circumstances, or make, or in any way participate in, any “solicitation” of any “proxy” to vote any shares of Common Stock, or become a “participant” in any contested solicitation for the election of directors with respect to NMS (as such terms are defined or used in Rules 14a-1 and Item 4 of Schedule 14A under the Exchange Act), or seek to advise or influence any person with respect to the voting, holding or disposition of any shares of Common Stock;

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(c)           seek to call, or to request the call of, a special meeting of the stockholders of NMS, or seek to make, or make, a stockholder proposal at any meeting of the stockholders of NMS or make a request for a list of NMS’s stockholders;

(d)           commence or announce any intention to commence any tender offer for any shares of Common Stock, or file with or send to the SEC a Schedule 13D or any amendments to any Schedule 13D under the Exchange Act with respect to the Common Stock to reflect changes to the disclosures set forth therein and exhibits filed therewith, except (i) for an amendment to the Schedule 13D previously filed with the SEC by a Stockholder with respect to the Shares (a “Current Schedule 13D”), provided that such Stockholder shall, prior to the filing of such amendment with the SEC, provide NMS with a copy of such amendment as it is proposed to be so filed and a reasonable opportunity to review and comment thereon, or (ii) to the extent such amendment is filed solely to report one or a combination of (A) purchases of Common Stock, (B) dispositions of Common Stock (including dispositions that reduce such Stockholder’s beneficial ownership below 5%), (C) other action (if any) permitted by this Agreement, or (D) material litigation involving this Agreement (if, but only if, the reporting of such litigation on such amendment is required by law and such Stockholder has given NMS, in writing, a copy of the proposed amendment at least three (3) days prior to the filing thereof).  In addition, a Stockholder may file a Schedule 13D to comply with amendments after the date hereof to Section 13(d) of the Exchange Act, to the rules promulgated thereunder, or to the SEC’s interpretation of either of the foregoing (it being understood that nothing contained in this Section 6(d) shall be deemed to permit any action or disclosure that is otherwise prohibited by this Agreement).  Such permitted amendments shall be referred to as the “Permitted Schedule 13D Amendments.”  In no case shall Item 4 of the Current Schedule 13D be amended, except as otherwise permitted by this Section 6;

(e)           take any action or form any intention which would require an amendment to a Current Schedule 13D (other than amendments containing only Permitted Schedule 13D Amendments);

(f)            make a proposal or bid with respect to, or announce any intention or desire to make, or publicly make or disclose, cause to be made or disclosed publicly, any proposal or bid with respect to, the acquisition of any substantial portion of the assets of NMS or of all or any portion of the outstanding Common Stock (except that a Stockholder may file Permitted Schedule 13D Amendments), or any merger, consolidation, other business combination, restructuring, recapitalization, liquidation or other extraordinary transaction involving NMS;

(g)           act alone or in concert with others to seek control or influence in any manner the management, the Board (including the composition thereof) or the business, operation or affairs of NMS; provided, however, that nothing contained herein shall prohibit a Stockholder Designee from exercising his or her duties and obligations as a director of NMS or otherwise taking any action while acting in such capacity as a director of NMS, nor shall anything contained herein prohibit or restrict any Stockholder from discussing matters relating to the management, the Board, or the business, operation or affairs of NMS with management, the Board or any director of NMS to the extent any such discussions comply with applicable securities laws; or

(h)           publicly disclose, or cause or facilitate the public disclosure (including by disclosure to any journalist or other representative of media) of, any request to obtain any waiver or consent under, or any amendment of, any provision of this Agreement.

Section 6.               Cessation of Objection to Proposals.  Upon the date hereof, the Stockholders shall immediately cease all efforts, direct or indirect, to object to the Proposals and any related solicitation.

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Section 7.               Press Releases and Other Public Statements.  During the Standstill Period, NMS and the Stockholders agree as follows:

(a)           NMS agrees, subject to the requirements of applicable federal securities laws, to provide the Stockholders with an opportunity to review and comment on any press release, public filing, or letter to NMS’s stockholders containing statements about the Stockholders, prior to its public release.

(b)           The Stockholders agree, subject to the requirements of applicable federal securities laws, to provide NMS with an opportunity to review and comment on any press release, public filing, or letter to NMS’s stockholders containing statements about NMS, prior to its public release.

(c)           The initial press release with respect to the execution of this Agreement shall be a press release to be reasonably agreed upon by NMS and the Stockholders.

(d)           Neither NMS nor any of the Stockholders, nor any of their Affiliates, shall directly or indirectly make or issue or cause to be made or issued any disclosure, announcement or statement (including without limitation the filing of any document or report with the SEC or any other governmental agency or any disclosure to any journalist, member of the media or securities analyst) concerning the other party or any of its respective past, present or future general partners, directors, officers or employees, which disparages any of such other party’s respective past, present or future general partners, directors, officers or employees as individuals (recognizing that the parties shall be free to comment in good faith regarding the business of NMS, provided that any such comment shall not otherwise violate the terms of this Agreement).

Section 8.               General Release.

(a)           Each Stockholder, on its own behalf and on behalf of such Stockholder’s Affiliates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, members, stockholders, employees and agents (as applicable) (collectively, a “Stockholder Releasors”), hereby releases and discharges NMS and its subsidiaries and their respective directors, officers and employees (the “NMS Releasees”) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses, known or unknown (collectively, “Claims”), which the Stockholder Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the NMS Releasees up to the date of this Agreement arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  The Stockholder Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the Stockholder Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the NMS Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person and has no knowledge of any Claim it may currently have against any of the NMS Releasees that is not arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  Each of the Stockholder Releasors agrees never to sue any of the NMS Releasees or cause any of the NMS Releasees to be sued regarding any matter within the scope of this Section 9(a).  If any of the Stockholder Releasors violates this Agreement by suing any NMS Releasee or causing any NMS Releasee to be sued, the undersigned Stockholder Releasors agree to pay all costs and expenses of defending against the suit incurred by the NMS Releasees, including reasonable attorneys’ fees.

(b)           NMS, on its own behalf and on behalf of its Affiliates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, employees and agents (as applicable) (collectively, the “NMS Releasors”), hereby releases and discharges each Stockholder and such Stockholder’s directors,

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officers and employees (the “Stockholder Releasees”) from any and all Claims which the NMS Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the Stockholder Releasees up to the date of this Agreement arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  The NMS Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the NMS Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the Stockholder Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person and has no knowledge of any Claim it may currently have against any of the Stockholder Releasees that is not arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  Each of the NMS Releasors agrees never to sue any of the Stockholder Releasees or cause any of the Stockholder Releasees to be sued regarding any matter within the scope of this Section 9(b).  If any of the NMS Releasors violates this Agreement by suing any Stockholder Releasee or causing any Stockholder Releasee to be sued, the undersigned NMS Releasors agree to pay all costs and expenses of defending against the suit incurred by the Stockholder Releasees, including reasonable attorneys’ fees.

(c)           Each of the undersigned Stockholder Releasors and NMS Releasors acknowledge that it has read the contents of this Section 9, that it has had the opportunity to review this Section 9 with counsel of its choice, that it understands the same and that it has given the releases contemplated by this Section 9 as its own free act and deed.

(d)              Notwithstanding anything contained in this Section 9 to the contrary, this Section 9 shall not apply to any Claim arising out of a breach of the obligations contained in this Agreement.

Section 9.               Remedies.

(a)           Each party hereto hereby acknowledges and agrees that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity.  Any requirements for the securing or posting of any bond with such remedy are hereby waived.

(b)           The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought solely and exclusively in the courts of the State of Delaware and/or the courts of The United States of America located in the State of Delaware (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 12 hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Delaware or The United States of America located in the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in any inconvenient forum.

8

Section 10.             Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

Section 11.             Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and sent by U.S. registered mail, return receipt requested:

if to NMS:	NMS Communications Corporation
100 Crossing Boulevard
Framingham, MA 01702
Attention: General Counsel

with a copy to:	Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Attention: Mark T. Bettencourt
James R. Kasinger

if to the Stockholders: addressed to such Stockholder at the address set forth on Schedule A hereto

Section 12.             Law Governing.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflict of laws provisions thereof.

Section 13.             Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 14.             No Presumption Against Draftsman.  Each of the undersigned parties hereby acknowledges the undersigned parties fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof.

Section 15.             Enforceability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.  In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such that is held invalid, void or unenforceable by a court of competent jurisdiction.

Section 16.             Reimbursement of Certain Expenses.  As of the date hereof, NMS will pay to the Stockholders and the Other Stockholders an aggregate amount up to $10,000 as reimbursement for all of the Stockholders and the Other Stockholders reasonable and documented out-of-pocket expenses incurred in connection the negotiation of this Agreement.

9

Signature Page to Voting and Standstill Agreement

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

NMS:

NMS COMMUNICATIONS CORPORATION

By:	/s/ Robert P. Schechter
Name:	Robert P. Schechter
Title:	Chairman of the Board and Chief Executive
Officer

STOCKHOLDERS:

SIDUS INVESTMENT MANAGEMENT LLC

By:	/s/ Alfred V. Tobia
Name:	Alfred V. Tobia
Title:	Managing Member

By:	/s/ Michael J. Barone
Name:	Michael J. Barone
Title:	Managing Member

Schedule A

Stockholder Name and Address	Number of Shares of Common Stock Held Beneficially	Number of Shares of Common Stock Held of Record

Sidus Investment Management LLC 767 Third Avenue, 15th Floor New York, NY 10017	2,172,010	2,172,010

VOTING AND STANDSTILL AGREEMENT

This VOTING AND STANDSTILL AGREEMENT (the “Agreement”), dated as of November 18, 2008, is by and among NMS Communications Corporation, a Delaware corporation (“NMS”), and the individuals and entities listed on Schedule A hereto (each a “Stockholder” and collectively the “Stockholders”).

WHEREAS, the Stockholders own (of record and beneficially) shares of common stock, par value $0.01 per share, of NMS (the “Common Stock”);

WHEREAS, NMS and Dialogic Corporation (“Dialogic”) are parties to an Asset Purchase Agreement dated as of September 12, 2008 (as in effect on the date hereof, the “Purchase Agreement”), pursuant to which, among other things, NMS has agreed to sell to Dialogic NMS’s NMS Communications Platforms business (the “Business”) (the sale of the Business and the other transactions contemplated by the Purchase Agreement are collectively referred to as the “Asset Sale”);

WHEREAS, in connection with the Asset Sale, on or about October 20, 2008, NMS mailed a proxy statement dated as of October 20, 2008 (such proxy statement and all related notices and related material, all as originally filed with the U.S. Securities and Exchange Commission (the “SEC”) and as the same may be amended, modified or supplemented by NMS are collectively referred to as the “Proxy Statement”) to holders of Common Stock which sets forth, among other things, a proposal to adopt and approve the sale of the Business (such proposal and all other proposals set forth in the Proxy Statement as of the date hereof are each a “Proposal” and are collectively the “Proposals”);

WHEREAS, each Stockholder desires to support each Proposal;

WHEREAS, certain other stockholders of NMS (the “Other Stockholders”), who together with the Stockholders have represented to NMS that they beneficially own an aggregate of 14,310,517 shares of the Common Stock, and who are acting independently of the Stockholders, also desire to support each Proposal, and NMS is entering into agreements similar to this Agreement with such other stockholders; and

WHEREAS, in connection with the approval of the Asset Sale, NMS desires to enlarge the Board of Directors of NMS (the “Board”) as provided in Section 2 and resolve all matters among NMS and the Stockholders including those matters at issue in or with respect to the Proposals.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.               Representations.

(a)           Binding Agreement; Authority.  NMS hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by NMS, and is a valid and binding obligation of NMS, enforceable against NMS in accordance with its terms.  Each of the Stockholders represents and warrants that this Agreement has been duly authorized, executed and delivered by such Stockholder, and is a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

(b)           Ownership of Common Stock.  Each of the Stockholders hereby represents and warrants that, as of the date hereof, such Stockholder and such Stockholder’s Affiliates (as such term is hereinafter defined) are the “beneficial owners” (as such term is hereinafter defined) of the shares of Common Stock set forth opposite their respective name on Schedule A hereto (the “Shares”), and that neither such Stockholder nor such Stockholder’s Affiliates beneficially own, or have any rights, options or agreements to acquire or vote, any other shares of Common Stock.

(c)           Defined Terms.  For purposes of this Agreement, the term “Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  For purposes of this Agreement, the terms “beneficial owner” and “beneficially own” shall have the same meanings as set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act, except that a person shall also be deemed to be the beneficial owner of all shares of Common Stock that such person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional.

Section 2.               Directors.

(a)           Additional Directors.  The Stockholders and NMS agree that, on or before December 10, 2008, the Board will (i) increase the size of the Board to eight (8) members and (ii)(A) appoint one (1) Stockholder Designee to the class of directors whose term shall expire at NMS’s 2009 annual meeting of stockholders (such person is referred to as the “2009 Stockholder Designee”) and (B) appoint one (1) Stockholder Designee to the class of directors whose term shall expire at NMS’s 2010 annual meeting of stockholders (such person is referred to as the “2010 Stockholder Designee”).  At such time as a Stockholder Designee shall become a director of NMS in accordance with the terms of this Agreement, such Stockholder Designee shall agree in writing to be bound by the terms and conditions of NMS’s policies applicable to directors, including, without limitation, NMS’s Code of Conduct, Corporate Governance Guidelines and insider trading policy.  The Stockholders and NMS further agree that the Board will appoint Joel Hughes as Chief Executive Officer of NMS and as a director in the class of directors whose term shall expire at NMS’s 2011 annual meeting of stockholders upon the sooner of (i) January 1, 2009 or (ii) the closing of the Asset Sale.

(b)           Nominations.  At NMS’s 2009 annual meeting of stockholders, NMS agrees to nominate (i) the 2009 Stockholder Designee for election to the class of directors whose term shall expire at NMS’s 2012 annual meeting of stockholders and (ii) the 2010 Stockholder Designee for election to the class of directors whose term shall expire at NMS’s 2010 annual meeting of stockholders, and NMS shall use its reasonable best efforts to cause the election of such persons, each to serve for the term of the applicable class in which they serve and until his or her successor is duly elected and qualified.

(c)           Changes in Composition of Board; Size of Board.  NMS shall accept (i) the resignation of Robert Schechter as a director of the Board, such resignation to be effective as of January 1, 2009 (or sooner at the discretion of such director); and (ii) the resignation of Ronald White as a director of the Board, such resignation to be effective as of January 1, 2009 (or sooner at the discretion of such director).  In addition, NMS shall accept the resignation of one (1) member of the Board, such resignation to be effective as of the later of (A) January 1, 2009 and (B) the appointment of the Additional Independent Director (as such term is hereinafter defined) to the Board.  NMS represents and warrants to the Stockholders that it has received irrevocable written resignations from the two (2) directors required to resign pursuant to the first sentence of this Section 2(c), which resignations provide for the effectiveness thereof in accordance with the terms of this Section 2(c).  In addition, subject to and as promptly as practicable following the effectiveness of the resignations contemplated by this Section 2(c), NMS shall decrease the size of the Board to six (6) members.  NMS shall use commercially reasonable efforts to appoint to the Board prior to February 28, 2009, in addition to the appointments contemplated by Section 2(a), one (1) individual who is (x) “independent” under applicable securities laws and applicable stock exchange rules and regulations (or, if the Common Stock is not listed on a stock exchange, any rules or regulations of any market on which the Common Stock is listed or traded), (y) not an Affiliate of any Stockholder or Other Stockholder and (z) recommended by the nominating committee of the Board (such individual so appointed to the Board is referred to as the “Additional Independent Director”).

(d)           Defined Term.  For purposes of this Agreement, the term “Stockholder Designee” shall mean an individual that is (i) designated by holders of a majority of the shares of Common Stock held by all Stockholders and Other Stockholders and (ii) is reasonably determined by a majority of the Board (not including any Stockholder Designee and any other member of the Board that is an Affiliate of any Stockholder or Other Stockholder) (the “Independent Directors”) to be “independent” under applicable securities laws and applicable stock exchange rules and regulations (or, if the Common Stock is not listed on a stock exchange, any rules or regulations of any market on which the Common Stock is listed or traded).

(e)           Information.  Each Stockholder agrees to provide NMS with (i) such information concerning the Stockholder Designees as is required under the proxy rules of the Exchange Act in connection with the preparation and filing of a proxy statement that includes a proposal to elect a Stockholder Designee to the Board, and (ii) such information concerning the Stockholder Designees as the Independent Directors shall reasonably request for the purpose of making the independence determination described in Section 2(d)(ii).

(f)            Acknowledgement.  Each Stockholder acknowledges that such Stockholder and such Stockholder’s directors, officers, employees, agents, consultants, advisors or other representatives, including legal counsel, accountants and financial advisors (collectively, “Representatives”) are aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(g)              Assignment.  No Stockholder may make any assignment of any of such Stockholder’s rights under this Section 2, by operation of law or otherwise, without the prior written consent of NMS.

Section 3.               Matters Relating to the Proposals; Irrevocable Proxy; Lock-Up.

(a)           Voting for Proposals.  At any meeting of the stockholders of NMS called to vote upon any of the Proposals, or any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to any Proposal is sought, each Stockholder shall vote (or caused to be voted) all such Stockholder’s Shares in favor of, and shall consent to (or cause to be consented to), the approval of each Proposal.  In connection with the foregoing, the Stockholders shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates, as of the record date for any meeting of stockholders of NMS relating to the Proposals, to be present for quorum purposes and to be voted, at such meeting or any adjournments or postponements thereof, in favor of any of the matters described in this Section 3(a).

(b)           Irrevocable Proxy.

(i)            Each Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to such Stockholder’s Shares, and hereby irrevocably appoints NMS as proxy for such Stockholder to vote such Stockholder’s Shares for such Stockholder and in such Stockholder’s name, place and stead, in connection with any of the matters described in Section 3(a).  The parties acknowledge and agree that neither NMS, nor NMS’s successors, assigns, subsidiaries, divisions, employees, officers, directors, stockholders, agents and Affiliates shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney’s fees) and compensation of any kind or nature whatsoever to any Stockholder in connection with  or as a result of any voting by NMS of the Shares subject to the irrevocable proxy hereby granted to NMS at any annual, special or other meeting or action or the execution of any consent of the stockholders of NMS.  The parties acknowledge that, pursuant to the authority hereby granted under the irrevocable proxy, NMS may vote the Shares in furtherance of its own interests, and NMS is not acting as a fiduciary for any Stockholder.

(ii)           Notwithstanding the grant to NMS of the irrevocable proxy in Section 3(c)(i) above, if NMS elects not to exercise its rights to vote a Stockholder’s Shares pursuant to such irrevocable proxy, then such Stockholder agrees to vote such Stockholder’s Shares during the term of this Agreement in favor of or against, as the case may be, or give its consent to, as applicable, in each case, the matters set forth in Section 3(a).

(iii)          The irrevocable proxy set forth in Section 3(c)(i) shall not be terminated by any act of any Stockholder or by operation of law, whether by the death or incapacity of a Stockholder or by the occurrence of any other event or events (including, without limiting the foregoing, the termination of any trust or estate for which a Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership).  If between the execution hereof and the Termination Date (as such term is hereinafter defined), a Stockholder should die or become incapacitated, or if any trust or estate holding such Stockholder’s Shares should be terminated, or if any corporation or partnership holding such Stockholder’s Shares should be dissolved or liquidated, or if any other such similar event or events shall occur before the Termination Date, certificates representing such Stockholder’s Shares shall be delivered by or on behalf of such Stockholder in accordance with the terms and conditions of this Agreement, and actions taken by NMS hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not NMS has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

(c)           Lock-Up.  Each Stockholder hereby covenants and agrees that between the date hereof and the Termination Date, such Stockholder will not (i) directly or indirectly, sell, transfer, assign, pledge, hypothecate, tender, encumber or otherwise dispose of or limit its right to vote in any manner any of such Stockholder’s Shares, or agree to do any of the foregoing, or (ii) take any action which would have the effect of preventing or disabling such Stockholder from performing such Stockholder’s obligations under this Agreement.  Notwithstanding the foregoing, a Stockholder may transfer any or all of such Stockholder’s Shares as follows: (1) in the case of a Stockholder that is an entity, to any subsidiary, partner or member of such Stockholder, and (2) in the case of an individual Stockholder, to such Stockholder’s spouse, ancestors, descendants or any trust for any of their benefits or to a charitable trust; provided, that in any such case, prior to and as a condition to the effectiveness of such transfer, (x) each person to which any of such Shares or any interest in any of such Shares is or may be transferred (i) shall have executed and delivered to NMS a counterpart to this Agreement pursuant to which such person shall be bound by all of the terms and provisions of this Agreement, and (ii) shall have agreed in writing with NMS to hold such Shares or interest in such Shares subject to all of the terms and provisions of this Agreement, and (y) this Agreement shall be the legal, valid and binding agreement of such person, enforceable against such person in accordance with its terms.

(d)           Defined Term.  For purposes of this Agreement, the term “Termination Date” shall mean the earliest to occur of (i) 11:59 pm (Boston time) on the date on which the Proposals are approved by the stockholders of NMS, or (ii) the date on which the Purchase Agreement is terminated in accordance with its terms, or (iii) 11:59 pm (Boston time) on December 10, 2008.

Section 4.               Matters Relating to Stockholder Meetings.

(a)           Generally.  During the Standstill Period (as such term is hereinafter defined), the Stockholders, together with their Affiliates, will not submit any stockholder proposal (pursuant to Rule 14a-8 or otherwise), or any notice of nomination or other business under NMS’s by-laws, and will not nominate (except as provided in Section 2 of this Agreement) or oppose directors for election at any meeting of stockholders of NMS.  In addition, during the Standstill Period, the Stockholders shall cause all shares of Common Stock beneficially owned by them, and/or their Affiliates, as of the record date for any meeting of stockholders of NMS, to be present for quorum purposes and to be voted, at such meeting or any adjournments or postponements thereof, in favor of any matter brought before such meeting upon the recommendation of a majority of directors then serving on the Board; provided, however, that, except as otherwise provided in Section 3 above, the foregoing will not restrict the Stockholders from voting as they deem appropriate with respect to a merger, tender offer, reorganization, recapitalization, sale of assets (other than the Asset Sale) or other similar transaction that is submitted for stockholder approval at such meeting (it being understood that to the extent any such proposal includes the proposed election of an alternate slate of directors in lieu of directors nominated by NMS, the Stockholders, together with their Affiliates, will in all events be required to vote in favor of NMS’s nominees).

(b)           Further Assurances.  The Stockholders further agree to take all action reasonably necessary to carry out the intention of this Section 4, including, without limitation, delivering to NMS upon its written request (and compliance by it with applicable laws) executed proxies naming the proxies appointed by NMS for all shares of Common Stock beneficially owned by the Stockholders and/or their Affiliates as of the record dates for the aforementioned meetings of stockholders.

Section 5.               Standstill Agreements.  Each Stockholder agrees that, during the period from the date of this Agreement through and including the date on which NMS holds its 2009 annual meeting of stockholders (which date shall be no later than June 29, 2009) or, if the Asset Sale is not consummated by 11:59 pm (Boston time) on December 31, 2008, through and including the earlier of (i) 11:59 pm (Boston time) on December 31, 2008 or (ii) the date on which the Purchase Agreement is terminated in accordance with its terms  (the “Standstill Period”), neither such Stockholder nor any of such Stockholder’s Affiliates will, except as may be required by the performance of its obligations under this Agreement, without the written consent of NMS, directly or indirectly, solicit, request, advise, assist or encourage others to:

(a)           form, join in or in any other way participate in a “partnership, limited partnership, syndicate or other group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to the Common Stock or deposit any shares of Common Stock in a voting trust or similar arrangement or subject any shares of Common Stock to any voting agreement or pooling arrangement;

(b)           solicit proxies or written consents of stockholders with respect to Common Stock under any circumstances, or make, or in any way participate in, any “solicitation” of any “proxy” to vote any shares of Common Stock, or become a “participant” in any contested solicitation for the election of directors with respect to NMS (as such terms are defined or used in Rules 14a-1 and Item 4 of Schedule 14A under the Exchange Act), or seek to advise or influence any person with respect to the voting, holding or disposition of any shares of Common Stock;

(c)           seek to call, or to request the call of, a special meeting of the stockholders of NMS, or seek to make, or make, a stockholder proposal at any meeting of the stockholders of NMS or make a request for a list of NMS’s stockholders;

(d)           commence or announce any intention to commence any tender offer for any shares of Common Stock, or file with or send to the SEC a Schedule 13D or any amendments to any Schedule 13D under the Exchange Act with respect to the Common Stock to reflect changes to the disclosures set forth therein and exhibits filed therewith, except (i) for an amendment to the Schedule 13D previously filed with the SEC by a Stockholder with respect to the Shares (a “Current Schedule 13D”), provided that such Stockholder shall, prior to the filing of such amendment with the SEC, provide NMS with a copy of such amendment as it is proposed to be so filed and a reasonable opportunity to review and comment thereon, or (ii) to the extent such amendment is filed solely to report one or a combination of (A) purchases of Common Stock, (B) dispositions of Common Stock (including dispositions that reduce such Stockholder’s beneficial ownership below 5%), (C) other action (if any) permitted by this Agreement, or (D) material litigation involving this Agreement (if, but only if, the reporting of such litigation on such amendment is required by law and such Stockholder has given NMS, in writing, a copy of the proposed amendment at least three (3) days prior to the filing thereof).  In addition, a Stockholder may file a Schedule 13D to comply with amendments after the date hereof to Section 13(d) of the Exchange Act, to the rules promulgated thereunder, or to the SEC’s interpretation of either of the foregoing (it being understood that nothing contained in this Section 6(d) shall be deemed to permit any action or disclosure that is otherwise prohibited by this Agreement).  Such permitted amendments shall be referred to as the “Permitted Schedule 13D Amendments.”  In no case shall Item 4 of the Current Schedule 13D be amended, except as otherwise permitted by this Section 6;

(e)           take any action or form any intention which would require an amendment to a Current Schedule 13D (other than amendments containing only Permitted Schedule 13D Amendments);

(f)            make a proposal or bid with respect to, or announce any intention or desire to make, or publicly make or disclose, cause to be made or disclosed publicly, any proposal or bid with respect to, the acquisition of any substantial portion of the assets of NMS or of all or any portion of the outstanding Common Stock (except that a Stockholder may file Permitted Schedule 13D Amendments), or any merger, consolidation, other business combination, restructuring, recapitalization, liquidation or other extraordinary transaction involving NMS;

(g)           act alone or in concert with others to seek control or influence in any manner the management, the Board (including the composition thereof) or the business, operation or affairs of NMS; provided, however, that nothing contained herein shall prohibit a Stockholder Designee from exercising his or her duties and obligations as a director of NMS or otherwise taking any action while acting in such capacity as a director of NMS, nor shall anything contained herein prohibit or restrict any Stockholder from discussing matters relating to the management, the Board, or the business, operation or affairs of NMS with management, the Board or any director of NMS to the extent any such discussions comply with applicable securities laws; or

(h)           publicly disclose, or cause or facilitate the public disclosure (including by disclosure to any journalist or other representative of media) of, any request to obtain any waiver or consent under, or any amendment of, any provision of this Agreement.

Section 6.               Cessation of Objection to Proposals.  Upon the date hereof, the Stockholders shall immediately cease all efforts, direct or indirect, to object to the Proposals and any related solicitation.

Section 7.               Press Releases and Other Public Statements.  During the Standstill Period, NMS and the Stockholders agree as follows:

(a)           NMS agrees, subject to the requirements of applicable federal securities laws, to provide the Stockholders with an opportunity to review and comment on any press release, public filing, or letter to NMS’s stockholders containing statements about the Stockholders, prior to its public release.

(b)           The Stockholders agree, subject to the requirements of applicable federal securities laws, to provide NMS with an opportunity to review and comment on any press release, public filing, or letter to NMS’s stockholders containing statements about NMS, prior to its public release.

(c)           The initial press release with respect to the execution of this Agreement shall be a press release to be reasonably agreed upon by NMS and the Stockholders.

(d)           Neither NMS nor any of the Stockholders, nor any of their Affiliates, shall directly or indirectly make or issue or cause to be made or issued any disclosure, announcement or statement (including without limitation the filing of any document or report with the SEC or any other governmental agency or any disclosure to any journalist, member of the media or securities analyst) concerning the other party or any of its respective past, present or future general partners, directors, officers or employees, which disparages any of such other party’s respective past, present or future general partners, directors, officers or employees as individuals (recognizing that the parties shall be free to comment in good faith regarding the business of NMS, provided that any such comment shall not otherwise violate the terms of this Agreement).

Section 8.               General Release.

(a)           Each Stockholder, on its own behalf and on behalf of such Stockholder’s Affiliates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, members, stockholders, employees and agents (as applicable) (collectively, a “Stockholder Releasors”), hereby releases and discharges NMS and its subsidiaries and their respective directors, officers and employees (the “NMS Releasees”) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses, known or unknown (collectively, “Claims”), which the Stockholder Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the NMS Releasees up to the date of this Agreement arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  The Stockholder Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the Stockholder Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the NMS Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person and has no knowledge of any Claim it may currently have against any of the NMS Releasees that is not arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  Each of the Stockholder Releasors agrees never to sue any of the NMS Releasees or cause any of the NMS Releasees to be sued regarding any matter within the scope of this Section 9(a).  If any of the Stockholder Releasors violates this Agreement by suing any NMS Releasee or causing any NMS Releasee to be sued, the undersigned Stockholder Releasors agree to pay all costs and expenses of defending against the suit incurred by the NMS Releasees, including reasonable attorneys’ fees.

(b)           NMS, on its own behalf and on behalf of its Affiliates, successors, assigns, heirs, beneficiaries, attorneys, partners, limited partners, employees and agents (as applicable) (collectively, the “NMS Releasors”), hereby releases and discharges each Stockholder and such Stockholder’s directors, officers and employees (the “Stockholder Releasees”) from any and all Claims which the NMS Releasors may have had or may now have, own, or hold, or claim to have, own, or hold against the Stockholder Releasees up to the date of this Agreement arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  The NMS Releasors specifically waive any rights under any statute, regulation or rule which purports to limit the right of persons to release or waive unknown Claims.  Each of the NMS Releasors represents and warrants hereby that it has not filed any complaints or charges asserting any Claims against any of the Stockholder Releasees with any local, state or federal agency or court, or assigned any such Claim to any other person and has no knowledge of any Claim it may currently have against any of the Stockholder Releasees that is not arising from, relating to or in connection with the Asset Sale, the Proxy Statement or the Proposals.  Each of the NMS Releasors agrees never to sue any of the Stockholder Releasees or cause any of the Stockholder Releasees to be sued regarding any matter within the scope of this Section 9(b).  If any of the NMS Releasors violates this Agreement by suing any Stockholder Releasee or causing any Stockholder Releasee to be sued, the undersigned NMS Releasors agree to pay all costs and expenses of defending against the suit incurred by the Stockholder Releasees, including reasonable attorneys’ fees.

(c)           Each of the undersigned Stockholder Releasors and NMS Releasors acknowledge that it has read the contents of this Section 9, that it has had the opportunity to review this Section 9 with counsel of its choice, that it understands the same and that it has given the releases contemplated by this Section 9 as its own free act and deed.

(d)              Notwithstanding anything contained in this Section 9 to the contrary, this Section 9 shall not apply to any Claim arising out of a breach of the obligations contained in this Agreement.

Section 9.               Remedies.

(a)           Each party hereto hereby acknowledges and agrees that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity.  Any requirements for the securing or posting of any bond with such remedy are hereby waived.

(b)           The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought solely and exclusively in the courts of the State of Delaware and/or the courts of The United States of America located in the State of Delaware (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 12 hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Delaware or The United States of America located in the State of Delaware, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in any inconvenient forum.

Section 10.             Entire Agreement.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

Section 11.             Notices.  All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and sent by U.S. registered mail, return receipt requested:

if to NMS:	NMS Communications Corporation
100 Crossing Boulevard
Framingham, MA 01702
Attention: General Counsel

with a copy to:	Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Attention: Mark T. Bettencourt
James R. Kasinger

if to the Stockholders: addressed to such Stockholder at the address set forth on Schedule A hereto

Section 12.             Law Governing.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any conflict of laws provisions thereof.

Section 13.             Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 14.             No Presumption Against Draftsman.  Each of the undersigned parties hereby acknowledges the undersigned parties fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof.

Section 15.             Enforceability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.  In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such that is held invalid, void or unenforceable by a court of competent jurisdiction.

Section 16.             Reimbursement of Certain Expenses.  As of the date hereof, NMS will pay to the Stockholders and the Other Stockholders an aggregate amount up to $10,000 as reimbursement for all of the Stockholders and the Other Stockholders reasonable and documented out-of-pocket expenses incurred in connection the negotiation of this Agreement.

Signature Page to Voting and Standstill Agreement

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative as of the date first above written.

NMS:

NMS COMMUNICATIONS CORPORATION

By:	/s/ Robert P. Schechter
Name:	Robert P. Schechter
Title:	Chairman of the Board and Chief Executive
Officer

STOCKHOLDERS:

SPECIAL SITUATIONS FUND III QP, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Executive Vice President

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Executive Vice President

SPECIAL SITUATIONS TECHNOLOGY FUND II, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Executive Vice President

SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

By:	/s/ David Greenhouse
Name:	David Greenhouse
Title:	Executive Vice President

Schedule A

Stockholder Name and Address	Number of Shares of Common Stock Held Beneficially	Number of Shares of Common Stock Held of Record

Special Situations Fund III QP, L.P. 527 Madison Ave, Suite 2600 New York, NY 10022	2,100,063	2,100,063

Special Situations Cayman Fund, L.P. 527 Madison Ave, Suite 2600 New York, NY 10022	647,281	647,281

Special Situations Technology Fund II, L.P. 527 Madison Ave, Suite 2600 New York, NY 10022	1,096,277	1,096,277

Special Situations Technology Fund, L.P. 527 Madison Ave, Suite 2600 New York, NY 10022	236,185	236,185